Scudder Pacific
Opportunities Fund

Supplement to Prospectus
Dated March 1, 2000

The following information supplements the disclosure for the Scudder Pacific Opportunities Fund in the "The Investment Adviser" section on page 15 of the
Prospectus:

As of September 1, 2000, Scudder Investments Singapore Limited, 30 Cecil Street, Prudential Tower #24-01/02, Singapore, an affiliate of Scudder Kemper Investments, Inc., is the sub-adviser for Scudder Pacific Opportunities Fund. Scudder Investments Singapore Limited has served as both sub-adviser for mutual funds and investment adviser for certain institutional accounts since September 2000.

Scudder Investments Singapore Limited renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the fund's portfolio that is allocated to it by Scudder Kemper Investments, Inc. from time-to-time for management. Scudder Kemper Investments, Inc. has agreed to pay a sub-advisory fee of 0.385% of its average weekly net assets to Scudder Investments Singapore Limited for the services provided by the sub-adviser.

September 21, 2000